Exhibit 32.1

                                  BIONOVO, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bionovo, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Isaac Cohen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Isaac Cohen
                                                --------------------------------
                                                Isaac Cohen
                                                Chief Executive Officer
                                                (Principal Executive Officer)

                                                Date: November 14, 2005


A signed original of this written statement required by Section 906 has been provided to Bionovo, Inc. and will be retained by Bionovo, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.